Exhibit 99.1
JOINT FILING AGREEMENT
          The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.
          This Agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.
Dated: January 24, 2007

NEW MOUNTAIN VANTAGE GP, L.L.C.

By:	/s/ Steven B. Klinsky
Steven B. Klinsky
Managing Member

NEW MOUNTAIN VANTAGE, L.P.

By:	New Mountain Vantage GP, L.L.C.,
its general partner

By:	/s/ Steven B. Klinsky
Steven B. Klinsky
Managing Member

NEW MOUNTAIN VANTAGE (CALIFORNIA), L.P.

By:	New Mountain Vantage GP, L.L.C.,
its general partner

By:	/s/ Steven B. Klinsky
Steven B. Klinsky
Managing Member

NEW MOUNTAIN VANTAGE (TEXAS), L.P.

By:	New Mountain Vantage GP, L.L.C.,
its general partner

By:	/s/ Steven B. Klinsky
Steven B. Klinsky
Managing Member

NEW MOUNTAIN VANTAGE ADVISERS, L.L.C.

By:	/s/ Steven B. Klinsky
Steven B. Klinsky
Managing Member

NEW MOUNTAIN VANTAGE (CAYMAN) LTD.

By:	/s/ Steven B. Klinsky
Steven B. Klinsky
Director

NEW MOUNTAIN VANTAGE HOLDCO LTD.

By:	/s/ Steven B. Klinsky
Steven B. Klinsky
Director

/s/ Steven B. Klinsky

Steven B. Klinsky

/s/ F. Fox Benton, III

F. Fox Benton, III

/s/ David M. DiDomenico

David M. DiDomenico

/s/ Frederic V. Salerno

Frederic V. Salerno

NMV SPECIAL HOLDINGS, LLC

By:	New Mountain Vantage GP, L.L.C.
its managing member

By:	/s/ Steven B. Klinsky
Steven B. Klinsky
Managing Member

California Public Employees’ Retirement System

/s/ Christianna Wood

By: Christianna Wood
Title: Senior Investment Officer